Asset retirement obligations	12 Months Ended
Dec. 31, 2018
Disclosure Of Asset Retirement Obligations [Abstract]
Disclosure of other provisions, contingent liabilities and contingent assets [text block]
8. Asset retirement obligations

The following table reconciles the change in Vermilion’s asset retirement obligations:

($M)	2018	2017
Balance at January 1	517,180	525,022
Additional obligations recognized	211,580	3,273
Changes in estimated abandonment timing and costs	(98,158)	(48,904)
Obligations settled	(15,765)	(9,334)
Accretion	31,219	26,971
Changes in discount rates	(6,646)	(2,586)
Foreign exchange	10,754	22,738
Balance at December 31	650,164	517,180

Vermilion has estimated the asset retirement obligations based on a total undiscounted future liability of $2.6 billion (2017 - $1.6 billion). These payments are expected to be made between 2020 and 2078, with the majority of spending occurring between 2029 and 2036 ($0.6 billion), 2047 to 2055 ($0.6 billion), and 2063 and 2068 ($0.9 billion). Inflation rates used in determining the cash flow estimates were between 0.5% and 2.9% (2017 - between 0.6% and 2.2%). Vermilion calculated the present value of the obligations using a credit-adjusted risk-free rate, calculated using a credit spread of 4.0% (2017 - 3.8%) added to risk-free rates based on long-term, risk-free government bonds.

The risk-free rates used as inputs to discount the obligations were as follows:

	Dec 31, 2018	Dec 31, 2017
Canada	2.2%	2.3%
France	1.6%	1.8%
Netherlands	0.4%	0.5%
Germany	0.9%	1.0%
Ireland	1.6%	0.4%
Australia	2.6%	2.9%
USA	2.7%	2.4%

A 0.5% increase/decrease in the discount rate applied to asset retirement obligations would decrease/increase asset retirement obligations by approximately $55.0 million. A one-year increase/decrease in the expected timing of abandonment spend would decrease/increase asset retirement obligations by approximately $25.0 million.